COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 11 — COMMITMENTS AND CONTINGENCIES

A.
The Company has entered into standby letters of credit agreements with banks and financial institutions relating to the guarantee of future performance on certain contracts. As of December 31, 2013, contingent liabilities on outstanding letter of credit agreements which expire after December 31, 2014 were approximately $1.1 million in the aggregate. The letters of credit are secured by $1.1 million in deposits to cover any potential payments under the guarantees.

B.
The Company operates from leased facilities in Israel, the United States, United Kingdom, Germany, India and Australia. The leases for these facilities expire in the years 2014 through 2021. Minimum future rental payments, as of December 31, 2013 are as follows:

2014	$3,783
2015	2,127
2016	1,615
2017-2021	1,648
$9,173

Rent expense amounted to $3,527, $2,442 and $2,244 for the years ended December 31, 2013, 2012 and 2011, respectively. The Company has a lease for approximately 58,000 square feet of office space in Petach Tikva, Israel. The Company has a lease for office space in Burlington, Massachusetts for approximately 25,000 square feet. The Company has a lease for office space in Burnham, United Kingdom for approximately 11,500 square feet. The Company has a lease for office space in Melbourne, Australia for approximately 10,000 square feet. The Company has a lease for office space in Gurgaon, India for approximately 22,000 square feet.

C.
From time to time, the Company is involved in various routine legal proceedings incidental to the ordinary course of the Company’s business. The Company does not believe that the outcome of these pending legal proceeding will have a material adverse effect on the Company's business or consolidated financial condition.